                                                                   Exhibit 10.12

      STOCK PURCHASE AGREEMENT (the "Agreement") dated as of February 3rd 2006, between RelationServe Media, Inc., a Delaware corporation (the "Seller"), and
Sunrise Equity Partners, L.P., Inc. (the "Purchaser").

                              W I T N E S S E T H:

      NOW THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                          ARTICLE I - PURCHASE AND SALE

      1.1 Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.2), the Seller will sell and the Purchaser will purchase, 500,000 shares (the "Shares") of
Common Stock $.001 par value of the Company.

                    ARTICLE II - PURCHASE PRICE AND CLOSING

      2.1 Purchase Price. The purchase price (the "Purchase Price") to be paid by the Purchaser to the Seller to acquire the Shares shall be $750,000.

      2.2 The Closing. The closing of the transactions contemplated by this
Agreement (the "Closing") will take place concurrent with the effectiveness of the Consolidation (as such term is defined in the Securities Purchase Agreement
(the "SendTec Purchase Agreement"), dated as of October 31, 2005 among SendTec
Acquisition Corp., a Delaware corporation, the Company, each purchaser identified on the signature pages thereto (collectively, the "Purchasers") and
Christiana Corporate Services, Inc., a Delaware corporation, in its capacity as administrative agent for the Purchasers. The date on which the Closing occurs is the "Closing Date."

      2.3 Seller Deliveries at Closing. At the Closing, the Seller shall deliver to the Purchaser the following:

      (a) A certificate evidencing the Shares, duly authorized, validly issued, fully paid and non-assessable, registered in the name of the Purchaser;

      (b) Such other documents as shall be reasonably be requested by the
Purchaser.

      2.4 Purchaser Deliveries at Closing. At the Closing, the Purchaser shall deliver to the Seller the following:

      (a) The Purchase Price, in cash, at the option of the Seller, by either
(x) wire transfer of immediately available funds to an account designated in writing by the Seller prior to the date hereof, or (y) certified or cashier's check; and

      (b) Such other documents as shall reasonably be requested by the Seller.

           ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER

      The Seller represents and warrants to the Purchaser as follows:

      3.1 Corporate Existence and Power. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, and has all corporate powers required to carry on its business as now conducted. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary.

      3.2 Corporate Authorization. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, and no additional corporate or stockholder action is required for the approval of this Agreement. This
Agreement has been duly executed and delivered and constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms.

      3.3 Governmental Approval. The execution, delivery and performance by the
Seller of this Agreement, and the consummation of the transactions contemplated by the Seller require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

      3.4 Non-Contravention. The execution, delivery and performance by the
Seller of this Agreement, and the consummation by the Seller of the transactions contemplated hereby do not and will not (a) contravene or conflict with the
Certificate and By-laws or any material agreement to which the Seller is a party or by which it is bound other than the SendTec Purchase Agreement and certain documents executed in connection with the SendTec Purchase Agreement for which the Seller will obtain a waiver; (b) contravene or conflict with or constitute a material violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller; (c)
constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or under any material license, franchise, permit or other similar authorization held by the Seller; or (d)
result in the creation or imposition of any Lien (as defined below) on any asset of the Seller. For purposes of this Agreement, the term "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

      3.5 SEC Documents. All SEC Reports (as such term is defined in the SendTec
Purchase Agreement) filed by the Seller as of or for any period beginning on or after June 10, 2005, (i) were prepared in all material respects in accordance with the requirements of the Securities Exchange Act of 1934, as amended and
(ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3.6 Additional Representations. The Seller also makes the additional representations and warranties as are provided in Sections 3.1 and 3.2 of the
SendTec Purchase Agreement unless (i) such representations and warranties specifically relate to the transactions contemplated by the SendTec Purchase
Agreement or (ii) the "Purchasers" (as such term is defined in the SendTec
Purchase Agreement) have agreed to waive a breach of any such representations and warranties.

          ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      The Purchaser represents and warrants to the Seller as follows:

      4.1 Existence and Power. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The
Purchaser has all powers required to carry on such Purchaser's business as now conducted.

      4.2 Authorization. The execution, delivery and performance by the
Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized, and no additional action is required for the approval of this Agreement. This Agreement has been duly executed and delivered and constitutes a valid and binding agreement of the
Purchaser, enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      4.3 Investment. The Purchaser is acquiring the securities described herein for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is aware that none of the securities has been registered under the Securities Act or under applicable state securities or blue sky laws. The Purchaser is an "Accredited Investor" as such term is defined in
Rule 501 of Regulation D, as promulgated under the Securities Act.

                             ARTICLE V - COVENANTS

      5.1 Registration. The Seller hereby grants the Purchaser unlimited and customary "piggyback" registration rights with respect to the Shares the
Purchaser is receiving in connection with this Agreement. Such piggyback registration rights provision will survive until such time as the Shares may be sold without volume restrictions pursuant to Rule 144(k) of the Securities Act of 1933, as amended. In addition, the Seller is obligated to file a Registration
Statement (the "Required Registration") on or before forty-five days after the
Consolidation (as such term is defined in the SendTec Purchase Agreement)
pursuant to a Registration Rights Agreement it is entering into on the date of the Consolidation as well as a Registration Rights Agreement it entered into on
October 31, 2005 and as filed under a Form 8-K filing with the Securities and

Exchange Committee on November 4, 2005. The Seller hereby undertakes and agrees to register the resale of all of the Shares in the Required Registration. All
fees and expenses incident to the performance of or compliance with this Section
5.1 shall be borne by the Seller other than broker or similar commission or legal fees of the Purchaser. In addition to the foregoing, the Purchaser shall have such additional rights as are provided in the Registration Rights Agreement dated October 31, 2005 between the Company and the holders of Series A
Convertible Preferred Stock, par value $0.001 per share including to all registration and effectiveness requirements and applicable penalties for failure to meet those requirements.

      5.2 No Breach; Further Assurances. Each of the Seller and the Purchaser
will (i) use its best efforts to ensure that all of its respective representations and warrants contained herein are true in all material respects at and as of the date hereof, and as of the Closing no material breach shall have occurred with respect to any of the parties' covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a material breach of or default respecting such covenants, representations or warranties; and (iii)
promptly notify the other of any event or fact which represents a material breach or default. Each of the Seller and the Purchaser agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                       ARTICLE VI - CONDITIONS TO CLOSING

      6.1 Conditions to Obligations of Purchaser to Effect the Closing. The
obligations of the Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing, of each of the following conditions, any of which may be waived, in writing, by the Purchaser:

      (a) The representations and warranties of the Seller in Article III hereof shall be true and correct in all material respects, except that any such representations and warranties that are given as of a specified date and relate solely to a specified date or period shall be true and correct in all material respects only as of such date or period;

      (b) The Seller shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement on or prior to the Closing Date; and

      (c) The Consolidation shall have become effective.

      6.2 Conditions to Obligations of the Seller to Effect the Closing. The
obligations of the Seller to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing, of each of the following conditions, any of which may be waived, in writing, by the Seller:

      (a) The representations and warranties of the Purchaser in Article IV hereof shall be true and correct in all material respects, except that any such representations and warranties that are given as of a specified date and relate solely to a specified date or period shall be true and correct in all material respects only as of such date or period;

      (b) The Purchaser shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement on or prior to the Closing Date.

      (c) The Consolidation shall have become effective.

                           ARTICLE VII - TERMINATION

      The obligation of the parties to effect the transactions contemplated herein may be terminated (i) by the mutual written consent of the Seller and the
Purchaser or (ii) by either party in writing, without liability to such party on account of such termination (provided the terminating party is not otherwise in material breach and/or default of this Agreement) if the Consolidation shall have not occurred on or before March 20, 2006, in which case the Purchaser may terminate this Agreement and receive any funds that it has placed in escrow in connection with this Agreement.

                          ARTICLE VIII - MISCELLANEOUS

      8.1 Fees and Expenses. Except as provided in Section 5.1, the parties hereto shall pay their own costs and expenses in connection herewith.

      8.2 Notices. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing, executed on behalf of the sender, and shall be deemed to have been duly given or delivered (a) on the date of delivery if delivered personally or, upon confirmation, if transmitted by facsimile, (b) on the second business day following the date of dispatch if delivered by an internationally recognized next-day courier service, or (c) on the fifth business day following the date of mailing if delivered by registered mail, first-class postage paid,

      If to the Seller, to:

      RelationServe Media, Inc.
      6700 North Andrews Avenue
      Fort Lauderdale, Florida 33309

      with a copy to:

      Harvey J. Kesner
      Olshan Grundman Frome Rosenzweig & Wolosky LLP
      Park Avenue Tower
      65 East 55th Street
      New York, New York 10022

      if to the Purchaser, to:

      Sunrise Equity Partners, L.P.
      641 Lexington Avenue, 25th Floor
      New York, New York 10022

or to such other address or to such other Person as a Party hereto shall have last designated by notice to the other Parties.

      8.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE
AND PERFORMED ENTIRELY THEREIN AND WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS
PRINCIPLES THAT WOULD REQUIRE APPLICATION OF A LAW OF A JURISDICTION OTHER THAN
THE STATE OF NEW YORK.

      8.4 Jurisdiction and Venue. Unless otherwise provided herein, the parties hereto agree to submit to the jurisdiction of any Federal or state court located in the State of New York for the purpose of resolving any action or claim arising out of the performance of the provisions of this Agreement.

      8.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this Agreement is void.

      8.6 Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

      8.7 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, of any kind or nature between the parties hereto in respect of the subject matter of this Agreement.

      8.8 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

      8.9 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively)
only by a writing signed by the Seller and the Purchaser. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

      8.10 Construction of Agreement; Knowledge. For purposes of this Agreement, the term "knowledge," when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation
(including, if applicable, any person designated as a chief scientific, medical or technical officer) assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.

      8.11 Counterparts. This Agreement may be executed in one or more counterparts, all and each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      8.12 No Third Party Beneficiary. Nothing expressed or implied in this
Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

                                          RelationServe Media Inc.

                                          By:  /s/
                                              --------------------------------
                                          Name:
                                          Title:

                                          Sunrise Equity Partners, L.P.

                                          By:  /s/
                                              --------------------------------
                                          Name:
                                          Title: